                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                                 ----------------

                                    FORM 8-K


                            CURRENT REPORT PURSUANT TO
                            SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):  November 6, 1998


                             Hilton Hotels Corporation
                          ------------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)



         Delaware                  1-3427                   36-2058176
     ----------------            ------------              --------------
     (State or Other             (Commission                (IRS Employer
     Jurisdiction of                File                    Identification
      Incorporation)               Number)                       No.)


                            9336 Civic Center Drive
                      Beverly Hills, California  90210
                      --------------------------------
                            (Address of Principal
                              Executive Offices)


                              (310) 278-4321
                       ----------------------------
                         (Registrant's telephone
                       number, including area code)

ITEM 5.   OTHER EVENTS

A copy of the 424(b) Supplement dated November 6, 1998, to the Joint Proxy Statement of the Registrant and Grand Casinos, Inc. is attached hereto as
Exhibit 99.1 and incorporated herein by reference. A copy of the press release dated November 9, 1998, of the Registrant's indirect wholly owned subsidiary, Park Place Entertainment Corporation, is attached hereto as
Exhibit 99.2 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          7(c) Exhibits
               --------
               99.1 424(b) Supplement dated November 6, 1998 to Hilton Hotels Corporation and Grand Casinos, Inc. Joint Proxy Statement.

               99.2 Press Release of Park Place Entertainment Corporation, dated November 9, 1998.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HILTON HOTELS CORPORATION

                              By:  /s/     THOMAS E. GALLAGHER
                                   -------------------------------------------
                                   Name:   Thomas E. Gallagher
Dated: November 10, 1998           Title:  Executive Vice President and
                                           General Counsel

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